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                                                                 EXHIBIT 10(m)



                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT, made and entered into as of the 30th day of September, 1997, by and between RARE HOSPITALITY INTERNATIONAL, INC., a Georgia corporation (hereinafter referred to as the "Company"), and PHILIP J. HICKEY, Jr. a resident of the State of Georgia (hereinafter referred to as the "Executive");

                                   WITNESSETH:

         The Company is engaged in the business of owning, operating and franchising the operation of restaurants under the names Longhorn Steakhouse(R), The Capital Grille(R), Bugaboo Creek Steak House(R) and others. The Company desires to employ Executive in an executive capacity and to be assured of his services in such capacity on the terms and conditions set forth in this Agreement. Executive desires to accept such employment on such terms and conditions.

         The Company acknowledges and agrees that Executive has (i) previously been and is currently engaged in the restaurant industry throughout the United States including in particular and without limit within the State of Georgia,
(ii) has extensive background and expertise in the development, opening, operation and management of restaurants, and (iii) has developed professional relationships with clients, customers, suppliers and other individuals within the restaurant industry all of which experience and expertise of Executive (the "Executive's Information Base") has been developed outside the scope of Executive's employment with the Company.

         In the course of Executive's employment, Executive will gain knowledge of the business, affairs, customers, franchisees, plans and methods of the Company, will be trained at the expense of the Company in the development, opening, operation and management of the Company's restaurants through the use of techniques, systems, practices and methods used and devised by the Company, will have access to information relating to the Company's customers and their preferences and dining habits and will become personally known to and acquainted with the Company's suppliers and managers in the Restricted Area thereby establishing a personal relationship with such suppliers and managers for the benefit of the Company.

         The Company would suffer irreparable harm if Executive were to use such knowledge, information and personal relationships, other than the Executive's Information Base, related to the Company and its business that are obtained and developed in the course of Executive's employment with the Company other than in the proper performance of his duties for the Company.

         In consideration of the sum of $1.00 in hand paid by the Company to Executive, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants and obligations contained herein, the Company and Executive hereby agree as follows:



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         1.       Employment.  The Company hereby employs Executive and
Executive hereby accepts such employment and agrees to perform his duties and responsibilities hereunder, in accordance with the terms and conditions hereinafter set forth.

                  1.1. Employment Term. The employment term of this Agreement shall commence on November 1, 1997 or such later date within 30 days thereafter as designated by Executive (the "Commencement Date") and shall continue until and end on December 31, 2000, unless terminated prior thereto in accordance with Section 3 hereof. Notwithstanding the foregoing, as of January 1, 2001 and the same day of each calendar year thereafter, this Agreement shall be automatically renewed for an additional period of one (1) year unless either Executive or the Company provides the other with at least six (6) months prior written notice of such party's intention not to renew this Agreement as of the next ensuing January 1; provided, that this Agreement shall during all such renewal terms remain subject to earlier termination in accordance with Section 3 hereof. All periods during which this Agreement remains in effect are hereinafter referred to as the "Employment Term."

                  1.2. Duties of Executive. Executive agrees that during the term of this Agreement, he will devote his full professional and business-related time, skills and best efforts to the business of the Company, initially in the capacity of President and Chief Operating Officer; provided, that no material changes in title or Executive's duties or the principal office from which Executive shall perform those duties shall occur without Executive's consent. In addition, Executive shall devote his full time and his best efforts in the performance of any other reasonable duties as may be assigned to him from time to time by the Company; provided, that all such duties assigned to Executive shall be of a nature and type reasonably and customarily assigned by companies to employees holding the office or offices occupied by Executive. Executive shall devote all of his full professional and business-related skills solely to the affairs of the Company, and shall not, during his employment, unless otherwise agreed to in advance in writing by the Company, seek or accept other employment, become self-employed in any other capacity during the term of his employment, or engage in any activities which are detrimental to the business of the Company. Notwithstanding the foregoing, Executive may engage in personal investment activities provided such activities do not interfere with Executive's performance of his full-time employment duties under this Agreement. The Company acknowledges that Executive currently resides in metropolitan Atlanta, Georgia and shall remain entitled to continue to reside at such location throughout the Employment Term. As a result, Executive shall be required to perform his duties from the offices of the Company located in metropolitan Atlanta, Georgia, and Executive may not be required by the Company to move his residence and principal business location outside of metropolitan Atlanta, Georgia without Executive's prior written consent; provided, that Executive acknowledges that the discharge of his duties for the Company will involve travel on a regular basis from the Company's offices in Atlanta, Georgia. No refusal by Executive to move his residence or the principal office of the Company from which he performs his duties from metropolitan Atlanta, Georgia will be deemed a breach of this Agreement by Executive or a failure of Executive to perform his obligations under this Agreement.

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                  1.3.     Service on Board of Directors. During the Employment
Term, the Company shall use its best efforts to cause Executive to be nominated and elected as a member of the Board of Directors of the Company.

                  1.4. Insurance/Bond. For so long as Executive serves as either an officer or director of the Company, the Company shall, at its sole cost and expense, (i) obtain and maintain Directors' and Officers' and Corporate Liability Insurance covering Executive and his acts and omissions and having coverage levels, terms, and conditions not substantially less favorable than those contained in such insurance currently maintained by the Company and (ii) obtain and post any bond or other fiduciary security (including without limitation any such items required under Section 6.9 of the Company's By-Laws) required by the Company to be maintained by, in the name of, or on behalf of the Executive.

         2.       Compensation and Benefits.

                  2.1. Base Compensation. For all the services rendered by Executive hereunder, the Company shall pay Executive an annual salary at the rate of $250,000 for each full year of the Employment Term, plus such additional amounts, if any as may be approved by the Company's Board of Directors, ("Base Compensation) payable in installments at such times as the Company customarily pays its other senior officers (but in any event no less often than monthly). The Company agrees that the Executive's salary will be reviewed at least annually by the Compensation Committee of the Company's Board of Directors to determine if an increase is appropriate, which increase shall be in the sole discretion of the Company's Board of Directors. Executive's salary shall be prorated for any partial calendar year during which this Agreement remains in effect.


                  2.2 Bonus Awards. (a) In addition to the Base Compensation, promptly following the Commencement Date, the Company shall pay Executive as initial, additional compensation, and on a one-time basis only, the sum of $50,000 in consideration for his entering into this Agreement and his services rendered and to be rendered to the Company during the term hereof.


                  (b) In addition to the Base Compensation, during the Employment Term Executive shall be eligible for an annual bonus of up to 100% of the Base Compensation, which bonus shall be determined and paid in accordance with the bonus program for executive officers of the Company as approved by the Company's Board of Directors from time to time. The Company shall seek and receive Executive's input in establishing and implementing the Company's bonus program for its executive officers. The Company shall use its best and good faith efforts to cause such bonus program to be implemented within ninety (90) days after the Commencement Date. From and after the date of such implementation, Executive will be entitled to participate with the Compensation Committee of the Board of Directors of the Company in any alteration, modification or termination of such bonus program. To the extent reasonably calculable under the bonus program, Executive's bonus shall be prorated for any partial calendar year during which this Agreement remains in effect.



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                  2.3.     Stock Options.  (a) The Company shall grant to
Executive, effective as of the Commencement Date, the following options to acquire shares of the Company's common stock:

                           (i) 90,910 shares with an exercise price equal to the fair market value of the Company's common stock on the date of grant, which option shall become exercisable with respect to one-half of such shares six (6) months following the date of this Agreement and with respect to the remainder of such shares on the first anniversary of the date of this Agreement; and

                           (ii) 91,667 shares with an exercise price of $12.00 per share, which option shall become exercisable on the second anniversary of the date of this Agreement; and

                           (iii) 93,334 shares with an exercise price of $15.00 per share, which option shall become exercisable on the third anniversary of the date of this Agreement.

Those options granted to Executive under subclauses (i) and (ii) above are hereinafter referred to as the "Initial Non-qualified Options" and the options granted to Executive under subclause (iii) above are sometimes hereinafter referred to as the "Remaining Non-qualified Options." The Initial Non-Qualified Options shall be granted to Executive pursuant to the Company's Amended and Restated 1992 Incentive Plan (the "Existing Plan") The terms and conditions governing the Initial Non-Qualified Options shall be as set forth in the form of the Stock Option Agreement attached hereto as Exhibit A and made a part hereof. The Remaining Non-Qualified Options shall be granted to Executive pursuant to that certain Rare Hospitality International, Inc. 1997 Long-Term Incentive Plan (the "1997 Plan"). The terms and conditions governing the Remaining Non-Qualified Options shall be as set forth in the form of the Stock Option Agreement attached hereto as Exhibit B and made a part hereof.

                  (b) The Company shall grant to Executive, effective as of the Commencement Date, the following incentive stock options to acquire shares of the company's common stock;

                           (i) 9,090 shares with an exercise price equal to the fair market value of the Company's common stock on the date of grant, which option shall become exercisable with respect to one-half of such shares six (6) months following the date of this Agreement and with respect to the remainder of such shares on the first anniversary of the date of this Agreement; and

                           (ii) 8,333 shares with an exercise price equal to the fair market value of the Company's common stock on the date of grant,, which option shall become exercisable with respect to all of such shares on the second anniversary of the date of this Agreement; and


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                           (iii) 6,666 shares with an exercise price equal to
         the fair market value of the Company's common stock on the date of grant, which option shall become exercisable with respect to all of such shares on the third anniversary of the date of this Agreement.

The options described in this Section 2.3(d) shall be granted to Executive pursuant to the Existing Plan. The terms and conditions governing such options shall be as set forth in the form of the Stock Option Agreement attached hereto as Exhibit C and made a part hereof.

                  (c) The options described in Sections 2.3(a) and (b) are sometimes hereinafter collectively referred to as the "Options." The Company represents and warrants to Executive that (i) during the Employment Term, Executive shall be within the category of persons for which awards may be granted under the Existing Plan and the 1997 Plan; (ii) the Existing Plan has been approved by the Company's Board of Directors and shareholders and all Options granted to Executive under the Existing Plan are and shall remain in full force and effect as the legally binding obligation of the Company throughout the Employment Term, (iii) the 1997 Plan has been approved by the Company's Board of Directors and all Options granted to Executive under the 1997 Plan are and shall remain in full force and effect as the legally binding obligation of the Company throughout the Employment Term, (iv) the Company shall submit the 1997 Plan to the Company's shareholders and shall use its best efforts to cause the 1997 Plan to be approved by said shareholders, (v) the Company shall cause this Agreement, the grant to Executive of the Options, and Exhibits A, B and C to each be duly and properly approved by all officers and members of the Board of Directors (including all compensation or other committees thereof) of the Company so as to cause the same to be and remain in full force and effect as the legally binding obligation of the Company throughout the Employment Term, and (vi) the Company shall cause all shares of stock in the Company acquired by Executive through the exercise of any one or more of the Options to be registered and freely tradable, whether by means of the Company's filing of all necessary S-8 registrations or otherwise, by Executive from and after the date Executive exercises any one or more of the Options; subject to restriction on sale or transfer of such shares under applicable securities laws by virtue of Executive's position with the Company or ownership of the Company's securities.

                  2.4. Other Benefits. In addition to all other compensation paid or payable from the Company to Executive hereunder, during the Employment Term, the Company shall provide and Executive shall be entitled to participate in and receive the following employment benefits:

                  (a) The Company shall provide and pay all health, hospitalization and long term care insurance premiums necessary to provide Executive and Executive's dependent family members with coverage under the Company's group health insurance program.

                  (b) The Company shall provide and pay all life insurance premiums necessary to provide Executive with Fifty Thousand ($50,000) Dollars of unencumbered


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death benefit; provided, that Executive shall have the full and unencumbered right to designate the beneficiary of such life insurance coverage.

                  (c) The Company shall provide and pay all short term and long term disability income insurance premiums necessary to provide Executive with coverage not substantially less favorable to Executive than the coverage currently provided by the Company to its executive employees. To the extent practicable under the Company's group coverage, such payment shall be reported as compensation paid by the Company to Executive and as such shall be included in the taxable income of Executive.

                  (d) Executive shall be entitled to participate in all qualified deferred compensation plans maintained by the Company in accordance with the applicable provisions thereof. To the extent the same can be waived, the Company shall cause all entry, waiting, and vesting periods imposed under such plans to be waived with respect to Executive's participation therein.

                  (e) Executive shall be entitled to participate in any and all other employee benefit programs maintained by the Company for the benefit of its executive employees generally, in accordance with and subject to the terms and conditions of such programs.

                  2.5. Expenses. In addition to the compensation described in this Agreement, the Company shall promptly reimburse Executive for all reasonable expenses incurred by him in the performance of his duties under this Agreement and vouched to the reasonable satisfaction of the Board of Directors or appropriate officers of the Company, pursuant to established procedures.

         3.       Termination; Effect of Termination.

                  3.1. Termination. Anything in this Agreement to the contrary notwithstanding, this Agreement, the Employment Term and the employment of Executive pursuant hereto shall terminate upon the first to occur of the following events:

                           (i)      The death of Executive.

                           (ii) The lapse of thirty (30) days following the date on which the Company shall give written notice to Executive of termination of his employment hereunder by reason of his physical or mental incapacity. Executive shall be deemed to be physically or mentally incapacitated for purposes of this section if by reason of any physical or mental incapacity he has been unable, or it is reasonably expected that he will be unable, for a period of at least one hundred and eighty (180) substantially continuous days to perform his regular duties and responsibilities hereunder. In the event of any disagreement between Executive and the Company as to whether Executive is physically or mentally incapacitated such as to permit the Company to terminate his employment pursuant to this paragraph (ii), the question of such incapacity shall be submitted to an impartial and reputable


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                  physician for determination, selected by mutual agreement of
                  Executive and the Company or, failing such agreement, selected by two physicians (one of which shall be selected by the Company and the other by Executive), and such determination of the question of such incapacity by such physician shall be final and binding on Executive and the Company. The Company shall pay the reasonable fees and expenses of such physician.

                           (iii) The lapse of three (3) days following written notice by the Company to Executive of termination for "cause" which notice shall reasonably describe the cause for which Executive's employment is being terminated. For purposes of this Agreement, "cause" shall mean:

                                    (A) Commission by Executive of a willful or
                                grossly negligent act which causes material harm to the Company,

                                    (B) The commission or perpetration by
                                Executive of any criminal act involving a felony for which Executive is indicted or with respect to which Executive pleads nolo contendere (or any similar response),

                                    (C) Habitual and unauthorized absenteeism by
                                reason other than physical or mental illness, chronic alcoholism or other form of substance abuse resulting in material harm or actual or potential physical danger to the Company or its employees,

                                    (D) Any material violation by Executive of
                                his obligations under this Agreement, or

                                    (E) Any misrepresentation or breach by
                                Executive of warranty contained in Section 13 of this Agreement,

provided, however, that if the cause specified in such notice is such that there is a reasonable prospect that it can be cured with diligent effort within a reasonable time, Executive shall have such reasonable time (having regard for the nature of the cause) to cure such cause, which time shall not in any event exceed thirty (30) days from the date of such notice, and Executive's employment shall continue in effect during such reasonable time so long as Executive makes diligent efforts during such time to cure such cause. If such cause shall be cured by Executive during such reasonable time his employment and the obligations of the Company hereunder shall not terminate as a result of the notice which has been given with respect to such cause. Cure of any cause with or without notice from the Company shall not relieve Executive from any obligations to the Company under this Agreement or otherwise and shall not affect the Company's rights upon the reoccurrence of the same, or the occurrence of any other, cause. If such cause shall not be cured within such reasonable time the employment of Executive under this Agreement shall terminate upon the expiration of such reasonable time.


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                           (iv)     The lapse of ten (10) days following written
                  notice by the Company to Executive of termination other than for "cause".

                           (v) The lapse of thirty (30) days following written notice by Executive to the Company of his resignation from the Company; provided, however, that the Company, in its discretion, may cause such termination to be effective at any time during such thirty (30) day period.

                           (vi) The lapse of ten (10) days following written notice by Executive to the Company of termination for "reason," which notice shall reasonably describe the reason for which Executive is terminating his employment hereunder. For purposes of this Agreement, "reason" shall mean (i) any material breach or default by the Company with respect to any payment, undertaking or other obligation owed, made or extended by the Company to Executive hereunder, or (ii) the occurrence of any "Change in Control" (as defined in Exhibit D attached hereto and made a part hereof). Notwithstanding the foregoing, (x) if the reason specified in any notice is the Company's failure to make any payment to Executive, the Company shall have five (5) business days to make such payment (provided that such cure period shall not apply with respect to the Company's third or subsequent failure to make any payment due Executive hereunder in any twelve-month period) and (y) if the reason specified in any notice is not monetary in nature and is such that there is a reasonable prospect that it can be cured with diligent effort within a reasonable time, the Company shall have such reasonable time (having regard for the nature of the reason) to cure such reason, which time shall not in any event exceed thirty (30) days from the date of such notice. In either such event, Executive's employment shall continue in effect during such cure period so long as the Company makes diligent efforts during such time to cure such reason. If the reason shall be cured by the Company during its applicable cure period, Executive's employment shall not terminate as a result of the notice which has been given with respect to such reason. Cure of any reason with or without notice from Executive shall not relieve the Company from any obligations to the Executive under this Agreement or otherwise and shall not affect the Executive's rights upon the recurrence of the same or the occurrence of any other reason. If such reason shall not be cured within the applicable cure period, Executive's employment under this Agreement shall terminate upon expiration of such applicable cure period.


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                  3.2.     Payment upon Termination.

                  (a) Upon termination of this Agreement for any reason described in Section 3.1 above, other than termination pursuant to clauses (i),
(ii) (iv) or (vi), Executive shall be entitled to receive the compensation owed to Executive but unpaid for performance rendered under this Agreement as of the date of termination and any additional compensation he may be entitled to receive under the terms of any employee benefit plan.

                  (b) Upon termination of this Agreement pursuant to clause (i) of Section 3.1, Executive shall be entitled to receive the compensation consisting of both base salary and bonus under Sections 2.1 and 2.2(b) as calculated and owed to Executive but unpaid for performance rendered under this Agreement as of the date of termination and any additional compensation he may be entitled to receive under the terms of any employee benefit plan plus the Company will pay to the personal representative of Executive, a lump sum amount equal to one-half of Executive's annual Base Compensation under Section 2.1 as in effect on the date of his death. In addition to the foregoing, upon such termination (i) the exercisability of the Options shall accelerate as provided in the agreements governing such Options, and (ii) the Company shall continue to provide and pay for those employment benefits contemplated under Section 2.4(a) hereof for Executive's dependent family members for a period of twelve (12) months from and after the date of Executive's termination of employment (from and after the expiration of such twelve (12) month period, all applicable laws shall continue to apply to any person's or persons' rights to continue such benefits).

                  (c) In the event that the Company terminates Executive's employment pursuant to clause (ii) of Section 3.1, Executive shall be entitled to receive the compensation consisting of both base salary and bonus under Sections 2.1 and 2.2(b) as calculated and owed to Executive but unpaid for performance rendered under this Agreement as of the date of termination and any additional compensation he may be entitled to receive under the terms of any employee benefit plan. In addition, the Company shall pay to Executive, for up to ninety (90) days, an amount equal to the difference between the amount of Executive's then level of Base Compensation payable pursuant to Section 2.1 and 100% of the amount paid to Executive under any short-term disability insurance policy obtained by the Executive and paid by the Company through the Company's group coverage until the Company's long-term disability insurance begins to pay. In addition to the foregoing, upon such termination (i) the exercisability of the Options shall accelerate as provided in the agreements governing such Options and (ii) the Company shall continue to provide and pay for those employment benefits contemplated under Section 2.4(a) hereof for Executive and Executive's dependent family members for a period of twelve (12) months from and after the date of Executive's termination of employment (from and after the expiration of such twelve (12) month period, all applicable laws shall continue to apply to any person's or persons' rights to continue such benefits).

                  (d) In the event that the Company terminates Executive's employment pursuant to clause (iv) of Section 3.1 or Executive terminates his employment pursuant to clause (vi) of Section 3.1, Executive shall be entitled to receive the compensation consisting


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of both base salary and bonus under Sections 2.1 and 2.2(b) as calculated and owed to Executive but unpaid for performance rendered under this Agreement as of the date of termination and the Company will be obligated to pay Executive his annual Base Compensation under Section 2.1 as of the date of termination of such employment from the date of such termination for the greater of (i) eighteen
(18) months or (ii) the period of time from the date of such termination (if prior to the second anniversary of the Commencement Date) to the second anniversary of the Commencement Date. In addition to the foregoing, upon such termination (i) the exercisability of the Options shall accelerate as provided in the agreements governing such Options, and (ii) the Company shall continue to provide and pay for those employment benefits contemplated under Section 2.4(a) hereof for Executive and Executive's dependent family members for a period of twelve (12) months from and after the date of Executive's termination of employment (from and after the expiration of such twelve (12) month period, all applicable laws shall continue to apply to any person's or persons' rights to continue such benefits). Such payment shall be made as and when otherwise due under this Agreement.

                  (e) Payments made pursuant to this Section 3.2 are in lieu of any other obligations to Executive pursuant to the terms of this Agreement.

         4. Noncompetition. Executive covenants and agrees that during the term of his employment by the Company and for a period of one (1) year immediately following the termination of Executive's employment by the Company for any reason whatsoever, Executive will not, within the area described on Exhibit E hereto (the "Restricted Area") directly or indirectly compete with the Company by carrying on a business any significant portion of which involves the development, opening, operation or franchising of restaurants that offer steak as a principal portion of their menu ( with a principal portion of the menu defined as products from which the restaurant derives more than thirty percent (30%) of its food sales), if the Company is still engaged in such business in such area. The provisions of this Section 4 shall terminate and be of no further force and effect from and after the date on which the Company fails to make any payment owed to Employee under this Agreement following the Employment Term, which payment remains unpaid five (5) business days following the receipt of written notice from Executive that such payment has not been made (provided that such cure period shall not apply with respect to the Company's third or subsequent failure to make any payment due Executive hereunder in any twelve
(12) month period); provided, however, that in the event that there is any reasonable and good faith dispute between the Company and Executive as to any amount payable to Executive, for purposes of this Section 4 the disputed amount shall not be considered due and payable until such dispute shall have been finally resolved in an appropriate proceeding and any time for appeal of such resolution shall have run without an appropriate appeal having been taken.

                  4.1 Definition of "Compete." For the purposes of this Agreement, the term "compete" shall mean the providing of general management or supervisory services for the development or operation or franchising of restaurants that offer steak as a principal portion of their menu ( with a principal portion of the menu defined as products from which the restaurant derives more than thirty percent (30%) of its food sales).

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                  4.2.     Direct or Indirect Competition. For the purposes of
this Agreement, the words "directly or indirectly" as they modify the word "compete" shall mean (i) acting as an agent, representative, consultant, officer, director, independent contractor, or employee engaged in a management capacity with any entity or enterprise which is carrying on a business any significant portion of which involves the development, opening, or operation of restaurants offering steak as a principal portion of their menu, (ii) participating in any such competing entity or enterprise as an owner, partner, limited partner, joint venturer, creditor or stockholder (except as a stockholder holding less than two percent (2%) interest in a corporation whose shares are actively traded on a regional or national securities exchange or in the over-the-counter market), and (iii) communicating to any such competing entity or enterprise the names or addresses or any other information concerning any employee or supplier of the Company or any successor to the goodwill of the Company with respect to the business of the Company.

         5. Confidentiality. Executive recognizes and acknowledges that by reason of his employment by and service to the Company, he will have access to all trade secrets and other confidential information of the Company including, but not limited to, confidential: pricing information, marketing information, sales techniques of the Company, confidential records, the Company's expansion plans, restaurant development and marketing techniques, operating procedures, training programs and materials, business plans, franchise arrangements, plans and agreements, information regarding suppliers, product quality and control procedures, financial statements and projections and other information regarding the operation of the Company's restaurants (hereinafter referred to as the "Confidential Information"). The Company acknowledges that information in Executive's Information Base is not Confidential Information. Executive acknowledges that such Confidential Information is a valuable and unique asset of the Company and covenants that he will not, either during the term of his employment by the Company or for a period of two (2) years thereafter, disclose any such Confidential Information to any person for any reason whatsoever (except as his duties as President may require) without the prior written authorization of the Company's Board of Directors. Executive agrees that he will not copy any Confidential Information except as the performance of his duties for the Company may require and that upon the termination of his employment by the Company, he shall return all Confidential Information and any copies thereof in his possession to the Company. Executive hereby acknowledges and agrees that the prohibitions against disclosure of Confidential Information recited herein are in addition to, and not in lieu of, any rights or remedies which the Company may have available pursuant to the laws of any jurisdiction or at common law to prevent the disclosure of trade secrets or proprietary information, and the enforcement by the Company of its rights and remedies pursuant to this Agreement shall not be construed as a waiver of any other rights or available remedies which it may possess in law or equity absent this Agreement. Notwithstanding the foregoing, the Company acknowledges and agrees that nothing contained herein shall restrict or otherwise prohibit or prevent (i) Executive's use or disclosure of Executive's Information Base or (ii) disclosure of Confidential Information pursuant to legal proceedings, subpoena, civil investigative demand or other similar process. Executive agrees that if disclosure of Confidential Information is requested or required pursuant to any such process, he shall provide the Company with prompt written notice of any such request or requirement so that


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the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Company, Executive is nonetheless, legally compelled to disclose Confidential Information to any tribunal or other agency, Executive may, without liability hereunder, disclose to such tribunal or other agency only that portion of the Confidential Information which Executive is legally required to disclose, Executive agrees to cooperate with the Company to obtain an appropriate protective order or other reliable assurance that such tribunal or other agency will accord the Confidential Information confidential treatment. The Company also acknowledges and agrees that Confidential Information shall not include any information (a) known by Executive prior to the date of this Agreement and learned by Executive other than as a result of his employment relationship with the Company, (b) independently developed by the Executive outside of the scope of his employment relationship with the Company or (c) is or becomes publicly available through no breach by the Executive of his obligation to the Company.

         6. Non-Solicitation of Employees. Executive covenants that during the term of his employment by the Company, and during the two (2) year period immediately following the termination of such employment, Executive will neither directly nor indirectly induce or attempt to induce any employee of the Company to terminate his or her employment to go to work for any other employer in a business competing with that of the Company. The provisions of this Section 6 shall terminate and be of no further force and effect from and after the date on which the Company fails to make any payment owed to Employee under this Agreement following the Employment Term, which payment remains unpaid five (5) business days following the receipt of written notice from Executive that such payment has not been made (provided that such cure period shall not apply with respect to the Company's third or subsequent failure to make any payment due Executive hereunder in any twelve (12) month period); provided, however, that in the event that there is any reasonable and good faith dispute between the Company and Executive as to any amount payable to Executive, for purposes of this Section 6 the disputed amount shall not be considered due and payable until such dispute shall have been finally resolved in an appropriate proceeding and any time for appeal of such resolution shall have run without an appropriate appeal having been taken.

         7. Hiring of Employees. Executive covenants that during the term of his employment by the Company, and during the one (1) year period immediately following the termination of such employment, Executive will neither directly nor indirectly hire any management level employee of the Company. The provisions of this Section 7 shall terminate and be of no further force and effect from and after the date on which the Company fails to make any payment owed to Employee under this Agreement following the Employment Term, which payment remains unpaid five (5) business days following the receipt of written notice from Executive that such payment has not been made (provided that such cure period shall not apply with respect to the Company's third or subsequent failure to make any payment due Executive hereunder in any twelve (12) month period); provided, however, that in the event that there is any reasonable and good faith dispute between the Company and Executive as to any amount payable to Executive, for purposes of this Section 7 the disputed amount shall not be considered due and payable until such dispute shall have been finally resolved in an appropriate proceeding and any time for appeal of such resolution shall have run without an appropriate appeal having been taken.

         8. Property of Company. Executive acknowledges that from time to time in the course of providing services pursuant to this Agreement he shall have the opportunity to inspect and use certain property, both tangible and intangible, of the Company, and Executive hereby agrees that said property shall remain the exclusive property of the Company and the Executive shall have no right or proprietary interest in such property, whether tangible or intangible, including, without limitation, the Company's franchise and supplier lists, contract forms, books of account, training and operating materials and similar property.

         9. Developments. All developments, including inventions, whether patentable or otherwise, trade secrets, discoveries, improvements, ideas and writings which either directly or indirectly relate to or may be useful in the business of the Company or any of its affiliates (the "Developments") which Executive, either by himself or in conjunction with any other person or persons, has conceived, made, developed, acquired or acquired knowledge of during his employment by the Company or which Executive, either by himself or in conjunction with any other person or persons, shall conceive, make, develop, acquire or acquire knowledge of during the Employment Term, shall become and remain the sole and exclusive property of the Company. Executive hereby assigns, transfers and conveys, and agrees to so assign, transfer and convey, all of his right, title and interest in and to any and all such Developments and to disclose fully as soon as practicable, in writing, all such Developments to the Chairman of the Company. At any time and from time to time, upon the request and at the expense of the Company, Executive will execute and deliver any and all instruments, documents and papers, give evidence and do any and all other acts which, in the opinion of counsel for the Company, are or may be necessary or desirable to document such transfer or to enable the Company to file and prosecute applications for and to acquire, maintain and enforce any and all patents, trademark registrations or copyrights under United States or foreign law with respect to any such Developments or to obtain any extension, validation, reissue, continuance or renewal of any such patent, trademark or copyright. The Company will be responsible for the preparation of any such instruments, documents and papers and for the prosecution of any such proceedings and will reimburse Executive for all reasonable expenses incurred by him in compliance with the provisions of this Section.

         10. Reasonableness. The restrictions contained in Sections 4,5,6 and 7 are considered by the parties hereto to be fair and reasonable and necessary for the protection of the legitimate business interests of the Company.

         11. Equitable Relief. Executive acknowledges that the services to be rendered by him are of a special, unique, unusual, extraordinary, and intellectual character, which gives them a peculiar value, and the loss of which cannot reasonably or adequately be compensated in damages in an action at law; and that a breach by him of any of the provisions contained in Sections 4, 5, 6 and 7 of this Agreement will cause the Company irreparable injury and damage. Executive further acknowledges that he possesses unique skills, knowledge and ability and that any material breach of the provisions of Sections 4, 5, 6 and 7 of this Agreement would be extremely detrimental to the Company. By reason thereof, Executive agrees that the Company shall be entitled, in addition to any other remedies it may have under this Agreement or otherwise, to injunctive and other equitable relief to prevent or curtail any breach of the provisions of Sections 4, 5, 6 and 7 of this Agreement by him.

         12. Survival of Provisions. The provisions of Sections 4 through 14, inclusive, of this Agreement shall survive the termination of this Agreement to the extent required to give full effect to the covenants and agreements contained in those sections. All provisions of this Agreement which contemplate the making of payments or the provision of consideration or other items of economic value by the Company to the Executive after the termination of this Agreement shall likewise survive the termination of this Agreement to the extent required to give full effect to such undertakings or obligations of the Company to Executive hereunder.

         13. Warranties and Representations. In order to induce the Company to enter into this Employment Agreement, Executive hereby warrants and represents to the Company as follows:

                  (a) Executive is not under any obligation, contractual or otherwise, to any party which would prohibit or be contravened by Executive's acceptance of employment by the Company and the performance of Executive's duties as President, Chief Operating Officer and director of the Company or the performance of Executive's obligations under this Agreement; and

                  (b) The answers to the questions contained in the Questionnaire attached hereto as Exhibit F are true and correct as of the date of execution of this agreement.

Notwithstanding the foregoing, the Company acknowledges and agrees that (i) Executive has provided the Company with a copy of the provisions contained under
Section 10,11 and 12 (the "Subject Provisions") of Executive's employment agreement with Executive's employer, Applebee's International, Inc., and (ii) any actions or claims raised by any person or entity with respect to the Subject Provisions, whether successful or unsuccessful, shall not constitute a breach or violations of the provisions of this Section 13 by Employee.

         14. Successors Bound; Assignability. This Agreement shall be binding upon Executive, the Company and their successors in interest, including without limitation, any corporation into which the Company may be merged or by which it may be acquired. This Agreement is nonassignable except that the Company's rights, duties and obligations under this Agreement may be assigned to the Company's acquiror in the event the Company is merged, acquired or sells substantially all of its assets. Nothing contained herein shall be deemed, interpreted or construed to prevent or constitute a waiver by Executive of his right and entitlement to terminate this Agreement for reason as contemplated by clause (vi) of Section 3.1 of this Agreement.

         15. Severability. In the event that any one or more of the provisions of this Agreement or any word, phrase, clause, sentence or other portion thereof shall be deemed to be illegal or unenforceable for any reason, such provision or portion thereof shall be modified or deleted, to the extent permissible under applicable law, in such a manner so as to make this Agreement as modified legal and enforceable to the fullest extent permitted under applicable laws.

         16. Withholding. Notwithstanding any of the terms or provisions of this Agreement, all amounts payable by the Company hereunder shall be subject to withholding of such sums related to taxes as the Company may reasonably determine it should withhold pursuant to applicable law or regulation.

         17. Headings. The headings and captions used in this Agreement are for convenience of reference only, and shall in no way define, limit, expand or otherwise affect the meaning or construction of any provision of this Agreement.

         18. Notices. Any notice required or permitted to be given pursuant to this Agreement shall be deemed sufficiently given when delivered in person or when deposited in the United States mail, registered or certified mail, postage prepaid, addressed as follows:

         If to the Company, to:      RARE Hospitality International, Inc.
                                     8215 Roswell Road
                                     Building 200
                                     Atlanta, Georgia  30350
                                     Attention: Chairman

         With a copy to:             Alston & Bird
                                     One Atlantic Center
                                     1201 West Peachtree Street
                                     Atlanta, Georgia 30309-3424
                                     Attention: William H. Avery

         If to Executive, to:        Philip J. Hickey, Jr.
                                     867 Waterford Green
                                     Marietta, Georgia 30068

         With a copy to:             Altman, Kritzer & Levick, P.C.
                                     6400 Powers Ferry Road, N.W.
                                     Suite 224
                                     Atlanta, Georgia 30339
                                     Attn: Craig H. Kritzer or Duane D. Sitar

Any party may by written notice change the address to which notices to such party are to be delivered or mailed.

         19. Entire Agreement. This Agreement, together with Exhibits A, B, C, D, E and F hereto which are incorporated herein by this reference, constitutes the entire Agreement between the parties hereto with regard to the subject matter hereof, and there are no agreements, understandings, specific restrictions, warranties or representations relating to said subject matter between the parties other than those set forth herein or herein provided for.

         20. Counterparts. This Agreement may be executed in two or more counterparts, each of which will take effect as an original and all of which shall evidence one and the same Agreement.

         21. Amendment, Modification and Waiver. This Agreement may only be amended, modified or terminated prior to the end of its term by the mutual agreement of the parties. The waiver by either party to this Agreement of a breach of any of the provisions of this Agreement shall not operate or be construed as a waiver of any subsequent or simultaneous breach.

         22. Mitigation. Executive shall have no duty to attempt to mitigate the compensation or level of benefits payable by the Company to him hereunder and the Company shall not be entitled to set off against the amounts payable by the Company to Executive hereunder any amounts received by the Executive from any other source, including any subsequent employer.

         23. Governing Law. All of the terms and provisions of this Agreement shall be construed in accordance with and governed by the applicable laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       RARE HOSPITALITY INTERNATIONAL, INC.


                                       By:   /s/ George W. McKerrow, Jr.
                                          ------------------------------------
                                       Title: President


                                       EXECUTIVE


                                         /s/ Philip J. Hickey, Jr.
                                       ---------------------------------------
                                       PHILIP J. HICKEY, JR.

                                INDEX TO EXHIBITS
                                -----------------


EXHIBIT               DESCRIPTION
-------               -----------
    A                 INITIAL NON-QUALIFIED STOCK OPTION AGREEMENT

    B                 REMAINING NON-QUALIFIED STOCK OPTION AGREEMENT

    C                 INCENTIVE STOCK OPTION AGREEMENT

    D                 DEFINITION OF CHANGE IN CONTROL

    E                 RESTRICTED AREA

    F                 QUESTIONNAIRE

                                    EXHIBIT A


                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                    under the
                      RARE HOSPITALITY INTERNATIONAL, INC.
                    AMENDED AND RESTATED 1992 INCENTIVE PLAN

         This Stock Option Agreement is made as of the ___ day of _______ 1997 by and between RARE HOSPITALITY INTERNATIONAL, INC., a Georgia corporation (hereinafter referred to as the "Company"), and PHILIP J. HICKEY, JR., a resident of the State of Georgia (hereinafter referred to as the "Optionee").

         Simultaneously with the execution and delivery of this Option Agreement, the Company and the Optionee have entered into an agreement pursuant to which the Optionee will become an employee of the Company as of _________, 1997 (the "Employment Agreement").

         In order to induce the Optionee to enter into the Employment Agreement and to become an employee of the Company and in consideration of the Optionee's entering into the Employment Agreement, accepting employment with the Company and performing services on behalf of the Company, the Company desires to grant to Optionee options to purchase shares of the Company's common stock on the terms, and subject to the conditions contained in this Agreement.

         In consideration of Optionee's entering into the Employment Agreement and the services of the Optionee for the Company, the receipt and sufficiency of which are hereby acknowledged, the Company and the Optionee hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee, under the RARE Hospitality International, Inc. Amended and Restated 1992 Plan (the "Plan"), a Non-Qualified Stock Option to purchase, on the terms and conditions set forth in this agreement (this "Option Agreement"), 182,577 shares of the Company's no par value common stock (the "Stock"), at the exercise prices per share set forth below (the "Option"):

                (a)      90,910 shares at $ ____ per share; and

                (b)      91,667 shares at $12.00 per share.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the Plan.

         2. Vesting of Option. Unless the exercisability of the Option is accelerated in accordance with Article 13 of the Plan or as provided in Section 5 hereof, the Option shall vest (become exercisable) only in cumulative periodic installments as follows:

                  (a) During the six months following the date of this Agreement, the Option shall be exercisable as to none of the shares subject to the Option;

                  (b) During the period beginning six months after the date of this Agreement and for a period of six months thereafter, the Option shall be exercisable as to one-half of the shares described in paragraph 1(a) above, minus the number of shares, if any, as to which the Option has been previously exercised;

                  (c) During the period beginning one year after the date of this Agreement and for a period of one year thereafter, the Option shall be exercisable as to all of the shares described in paragraph 1(a) above, minus the number of shares, if any, as to which the Option has been previously exercised;

                  (d) During the period beginning two years after the date of this Agreement and for the remainder of its term, the Option shall be exercisable with respect to all of the shares described in paragraph 1(a) and 1(b) above, minus the number of shares, if any, as to which the Option has been previously exercised.

         3. Period of Option and Limitations on Right to Exercise. The Option will, to the extent not previously exercised, lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Option under the circumstances described in paragraphs (b), (c) and (d) below, provide in writing that the Option will extend until a later date:

                  (a) The Option shall lapse as of 5:00 p.m., Eastern Time, on the day immediately prior to the tenth anniversary of the date of grant (the "Expiration Date").

                  (b) The Option shall lapse three months after the termination of Optionee's employment for any reason other than the Optionee's death or Disability; provided, however, that if the Optionee's employment is terminated by the Company for cause or by the Optionee without reason and without the consent of the Company, the Option shall lapse immediately.

                  (c) If the Optionee's employment terminates by reason of Disability, the Option shall lapse one year after the date of the Optionee's termination of employment.

                  (d) If the Optionee dies while employed, or during the three-month period described in subsection (b) above or during the one-year period described in subsection (c) above and before the Option otherwise lapses, the Option shall lapse one year after the date of the Optionee's death. Upon the Optionee's death, the Option may be exercised by the Optionee's beneficiary.

         If the Optionee or his beneficiary exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Optionee's termination of employment including vesting by acceleration in accordance with Article 13 of the Plan and
Section 5 hereof.

4. Exercise of Option. The Option shall be exercised by written notice directed to the Secretary of the Company at the principal executive offices of the Company, in substantially the form attached hereto as Exhibit A, or such other form as the Committee may approve. Such written notice shall be accompanied by full payment in cash, shares of Stock previously acquired by the Optionee, or any combination thereof, for the number of shares specified in such written notice; provided, however, that if shares of Stock are used to pay the exercise price, such shares must have been held by the Optionee for at least six months. The Fair Market Value of the surrendered Stock as of the date of the exercise shall be determined in valuing Stock used in payment of the exercise price. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws, the Option may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the Option shares and delivers cash sales proceeds to the Company in payment of the exercise price. The Committee may, in the exercise of its discretion, but need not, allow the Optionee to pay the exercise price by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the exercise price, all as determined pursuant to rules and procedures established by the Committee.

         Subject to the terms of this Option Agreement, the Option may be exercised at any time and without regard to any other option held by the Optionee to purchase stock of the Company.

5.       Acceleration of Exercisability Under Certain Circumstances.

                  (a) In the event that the Optionee's employment by the Company shall terminate pursuant to Section 3.1(i) or (ii) of the Employment Agreement dated as of ___________, 1997 by and between the Company and the Optionee (the "Employment Agreement"), then any portions of the Option which would have become exercisable within twelve (12) months following the date of such termination, shall, for all purposes of this Option Agreement, be deemed exercisable as of the date of termination of the Optionee's employment.

                  (b) In the event that the Optionee's employment by the Company shall terminate pursuant to clause (iv) or clause (vi) of
         Section 3.1 of the Employment Agreement, the Option shall become fully exercisable with respect to all shares of Stock, other than those with respect to which the Option has previously been exercised.

                  (c) Upon the occurrence of a Change in Control (as defined in Exhibit B attached hereto and incorporated herein), the Option shall become fully exercisable with respect to all shares of Stock, other than those with respect to which the Option has previously been exercised; provided, however, that such acceleration will not occur if, in the opinion of the Company's accountants ( a copy of which opinion shall be delivered to Optionee in verification of the applicability of this proviso), such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change In Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment.

         6. Limitation of Rights. The Option does not confer to the Optionee or the Optionee's personal representative any rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with the exercise of the Option. Nothing in this Option Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the Optionee's employment at any time, nor confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary.

         7. Stock Reserve. The Company shall at all times during the term of this Option Agreement reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option Agreement.

         8. Optionee's Covenant. The Optionee hereby agrees to use his best efforts to provide services to the Company in a workmanlike manner and to promote the Company's interests.

         9. Restrictions on Transfer and Pledge. The Option may not be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or be subject to any lien, obligation, or liability of the Optionee to any other party other than the Company or a Parent or Subsidiary. The Option is not assignable or transferable by the Optionee other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation and (ii) is otherwise appropriate and desirable, taking into account any state or federal tax or securities laws applicable to transferable options. The Option may be exercised during the lifetime of the Optionee only by the Optionee.

         10. Restrictions on Issuance of Shares. If at any time the Board shall determine in its discretion, that listing, registration or qualification of the shares of Stock covered by the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the exercise of the Option, the Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Company shall be responsible for (i) reasonably and promptly pursuing, prosecuting and obtaining any listing, registration, qualification, consent or approval required hereunder on a timely basis in accordance with all applicable laws and (ii) all costs or expenses incurred in connection therewith. Notwithstanding the foregoing, the Company shall cause all shares of Stock acquired by Executive through the exercise of the Option to be registered and freely tradeable, whether by means of the Company's filing of all necessary S-8 registrations or otherwise, by Executive from and after the date Executive exercises such Option; subject to restrictions on sale or transfer of such shares under applicable securities laws by virtue of Executive's position with the Company or ownership of the Company's securities.

         11. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Option Agreement and this Option Agreement shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Option Agreement, the provisions of the Plan shall be controlling and determinative Whenever any provision of the Plan permits or requires any action or the exercise of discretion by the Company, the Board of Directors of the Company, or any committee of the Company or the Board of Directors of the Company, in order to give effect to the provisions of this Agreement under the terms of the Plan, the Company, the Board of Directors and any such committee in approving this Agreement has authorized and approved such action and discretion and hereby agrees to take any such action or exercise any such discretion in such manner so as to fully give effect to the provisions of this Agreement under the Plan.

         12. Successors. This Option Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Option Agreement and the Plan.

         13. Severability. If any one or more of the provisions contained in this Option Agreement are invalid, illegal or unenforceable, the other provisions of this Option Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

         14. Notice. Notices and communications under this Option Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

                  RARE Hospitality International, Inc.
                  8215 Roswell Road
                  Building 200
                  Atlanta, Georgia 30350
                  Attention:  Chief Financial Officer

or any other address designated by the Company in a written notice to the Optionee. Notices to the Optionee will be directed to the address of the Optionee then currently on file with the Company, or at any other address given by the Optionee in a written notice to the Company.

         IN WITNESS WHEREOF, RARE Hospitality International, Inc., acting by and through its duly authorized officers, has caused this Option Agreement to be executed, and the Optionee has executed this Option Agreement, all as of the day and year first above written.

                                    RARE HOSPITALITY INTERNATIONAL, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    OPTIONEE:



                                    -------------------------------------------
                                                           Philip J. Hickey, Jr.

                                    EXHIBIT A

                    NOTICE OF EXERCISE OF OPTION TO PURCHASE
                                 COMMON STOCK OF
                      RARE HOSPITALITY INTERNATIONAL, INC.

                                       Name
                                           ------------------------------------
                                       Address:

                                       ----------------------------------------

                                       ----------------------------------------
                                       Date
                                           ------------------------------------


RARE Hospitality International, Inc.
8215 Roswell Road
Building 200
Atlanta, Georgia 30350
Attention: Chief Financial Officer

Re:      Exercise of Non-Qualified Stock Option

         I elect to purchase ______________ shares of Common Stock of RARE Hospitality International, Inc. ("RARE") pursuant to the RARE Hospitality International, Inc. Non-Qualified Stock Option Agreement dated ______________ and the RARE Hospitality International, Inc. Amended and Restated 1992 Incentive Plan. The purchase will take place on the Exercise Date which will be as soon as practicable following the date this notice and all other necessary forms and payments are received by RARE, unless I specify a later date (not to exceed 30 days following the date of this notice).

         On or before the Exercise Date, I will pay the full exercise price in the form specified below (check one):

         [ ] Cash Only: by delivering a check to RARE Hospitality International, Inc. for $___________.

         [ ] Cash and Shares: by delivering a check to RARE Hospitality International, Inc. for $_________ for the part of the exercise price. I will pay the balance of the exercise price by delivering to RARE a stock certificate with my endorsement for shares of RARE Stock that I have owned for at least six months. If the number of shares of RARE Stock represented by such stock certificate exceeds the number needed to pay the exercise price, RARE will issue me a new stock certificate for the excess.

         [ ] Shares Only: by delivering to RARE a stock certificate with my endorsement for shares of RARE Stock that I have owned for at least six months. If the number of shares of RARE Stock represented by such stock certificate exceeds the number needed to pay the exercise price, RARE will issue me a new stock certificate for the excess.

         [ ]      Cash From Broker: by delivering the purchase price from
                  _______________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System (the "Broker"). I authorize RARE to issue a stock certificate in the number of shares indicated above in the name of the Broker in accordance with instructions received by RARE from the Broker and to deliver such stock certificate directly to the Broker (or to any other party specified in the instructions from the Broker) upon receiving the exercise price from the Broker.

         Please deliver the stock certificate to me (unless I have chosen to pay the purchase price through a broker).

                                       Very truly yours,




                                       ---------------------------------------

AGREED TO AND ACCEPTED:

RARE HOSPITALITY INTERNATIONAL, INC.

By:
   -------------------------------

Title:
      ----------------------------

Number of Option Shares
Exercised:
          ------------------------

Number of Option Shares
Remaining:
          ------------------------
Date:
     -----------------------------

                                    EXHIBIT B
                                       TO
                             RARE HOSPITALITY, INC.
                             STOCK OPTION AGREEMENT


     "Change in Control" means and includes each of the following:

         (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the date of this Agreement (the "Effective Date") the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition; or

         (2) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to September 28, 1997 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

                                    (3) Consummation of a reorganization, share
                  exchange, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination; or

                                    (4) approval by the shareholders of the
                  Corporation of a complete liquidation or dissolution of the Corporation.

                                    EXHIBIT B

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                    under the
                      RARE HOSPITALITY INTERNATIONAL, INC.
                          1997 LONG-TERM INCENTIVE PLAN

         This Stock Option Agreement is made as of the ____ day of _______ 1997 by and between RARE HOSPITALITY INTERNATIONAL, INC., a Georgia corporation (hereinafter referred to as the "Corporation"), and PHILIP J. HICKEY, JR., a resident of the State of Georgia (hereinafter referred to as the "Optionee").

         Simultaneously with the execution and delivery of this Option Agreement, the Corporation and the Optionee have entered into an agreement pursuant to which the Optionee will become an employee of the Corporation as of __________, 1997 (the "Employment Agreement").

         In order to induce the Optionee to enter into the Employment Agreement and to become an employee of the Corporation and in consideration of the Optionee's entering into the Employment Agreement, accepting employment with the Corporation and performing services on behalf of the Corporation, the Corporation desires to grant to Optionee options to purchase shares of the Corporation's common stock on the terms, and subject to the conditions contained in this Agreement.

         In consideration of Optionee's entering into the Employment Agreement and the services of the Optionee for the Corporation, the receipt and sufficiency of which are hereby acknowledged, the Corporation and the Optionee hereby agree as follows:

         1. Grant of Option. The Corporation hereby grants to the Optionee, under the RARE Hospitality International, Inc. 1997 Long-Term Incentive Plan (the "Plan"), a Non-Qualified Stock Option to purchase, on the terms and conditions set forth in this agreement (this "Option Agreement"), 93,334 shares of the Corporation's no par value common stock (the "Stock"), at a price of $15.00 per share. Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the Plan.

         2. Vesting of Option. Unless the exercisability of the Option is accelerated in accordance with Article 13 of the Plan or as provided in Section 5 hereof, the Option shall vest (become exercisable) only as follows:

                  (a) During the first three years following the date of this Agreement, the Option shall be exercisable as to none of the shares subject to the Option;

                  (b) During the period beginning three years after the date of this Agreement and for the remainder of its term, the Option shall be exercisable with respect to all of the shares described in
         Section 1 above minus the number of shares, if any, as to which the Option has been previously exercised.

         3. Period of Option and Limitations on Right to Exercise. The Option will, to the extent not previously exercised, lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Option under the circumstances described in paragraphs (b), (c) and (d) below, provide in writing that the Option will extend until a later date:

                  (a) The Option shall lapse as of 5:00 p.m., Eastern Time, on the day immediately prior to the tenth anniversary of the date of grant (the "Expiration Date").

                  (b) The Option shall lapse three months after the termination of Optionee's employment for any reason other than the Optionee's death or Disability; provided, however, that if the Optionee's employment is terminated by the Corporation for cause or by the Optionee without reason and without the consent of the Corporation, the Option shall lapse immediately.

                  (c) If the Optionee's employment terminates by reason of Disability, the Option shall lapse one year after the date of the Optionee's termination of employment.

                  (d) If the Optionee dies while employed, or during the three-month period described in subsection (b) above or during the one-year period described in subsection (c) above and before the Option otherwise lapses, the Option shall lapse one year after the date of the Optionee's death. Upon the Optionee's death, the Option may be exercised by the Optionee's beneficiary.

         If the Optionee or his beneficiary exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Optionee's termination of employment including vesting by acceleration in accordance with Article 13 of the Plan and
Section 5 hereof.

         4. Exercise of Option. The Option shall be exercised by written notice directed to the Secretary of the Corporation at the principal executive offices of the Corporation, in substantially the form attached hereto as Exhibit A, or such other form as the Committee may approve. Such written notice shall be accompanied by full payment in cash, shares of Stock previously acquired by the Optionee, or any combination thereof, for the number of shares specified in such written notice; provided, however, that if shares of Stock are used to pay the exercise price, such shares must have been held by the Optionee for at least six months. The Fair Market Value of the surrendered Stock as of the date of the exercise shall be determined in valuing Stock used in payment of the exercise price. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws, the Option may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the Option shares and delivers cash sales proceeds to the Corporation in payment of the exercise price. The Committee may, in the exercise of its discretion, but need not, allow the Optionee to pay the exercise price by directing the Corporation to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the exercise price, all as determined pursuant to rules and procedures established by the Committee.

         Subject to the terms of this Option Agreement, the Option may be exercised at any time and without regard to any other option held by the Optionee to purchase stock of the Corporation.

5.      Acceleration of Exercisability Under Certain Circumstances.

                  (a) In the event that the Optionee's employment by the Corporation shall terminate pursuant to Section 3.1(i) or (ii) of the Employment Agreement dated as of ____________, 1997 by and between the Corporation and the Optionee (the "Employment Agreement"), then any portions of the Option which would have become exercisable within twelve (12) months following the date of such termination, shall, for all purposes of this Option Agreement, be deemed exercisable as of the date of termination of the Optionee's employment.

                  (b) In the event that the Optionee's employment by the Company shall terminate pursuant to clause (iv) or clause (vi) of Section 3.1 of the Employment Agreement, then the Option shall become fully exercisable with respect to all shares of Stock, other than those with respect to which the Option has previously been exercised.
                  (c) Upon the occurrence of a Change in Control, the Option shall become fully exercisable with respect to all shares of Stock, other than those with respect to which the Option has previously been exercised; provided, however, that such acceleration will not occur if, in the opinion of the Corporation's accountants ( a copy of which opinion shall be delivered to Optionee in verification of the applicability of this proviso), such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change In Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment.

         6. Limitation of Rights. The Option does not confer to the Optionee or the Optionee's personal representative any rights of a shareholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with the exercise of the Option. Nothing in this Option Agreement shall interfere with or limit in any way the right of the Corporation or any Subsidiary to terminate the Optionee's employment at any time, nor confer upon the Optionee any right to continue in the employ of the Corporation or any Subsidiary.

         7. Stock Reserve. The Corporation shall at all times during the term of this Option Agreement reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option Agreement.

         8. Optionee's Covenant. The Optionee hereby agrees to use his best efforts to provide services to the Corporation in a workmanlike manner and to promote the Corporation's interests.

         9. Restrictions on Transfer and Pledge. The Option may not be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Parent or Subsidiary, or be subject to any lien, obligation, or liability of the Optionee to any other party other than the Corporation or a Parent or Subsidiary. The Option is not assignable or transferable by the Optionee other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation and (ii) is otherwise appropriate and desirable, taking into account any state or federal tax or securities laws applicable to transferable options. The Option may be exercised during the lifetime of the Optionee only by the Optionee.

         10. Restrictions on Issuance of Shares. If at any time the Board shall determine in its discretion, that listing, registration or qualification of the shares of Stock covered by the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the exercise of the Option, the Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Company shall be responsible for (i) reasonably and promptly pursuing, prosecuting and obtaining any listing, registration, qualification, consent or approval required hereunder on a timely basis in accordance with all applicable laws and (ii) all costs or expenses incurred in connection therewith. Notwithstanding the foregoing, the Company shall cause all shares of Stock acquired by Executive through the exercise of the Option to be registered and freely tradeable, whether by means of the Company's filing of all necessary S-8 registrations or otherwise, by Executive from and after the date Executive exercises such Option; subject to restrictions on sale or transfer of such shares under applicable securities laws by virtue of Executive's position with the Company or ownership of the Company's securities.

         11. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Option Agreement and this Option Agreement shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Option Agreement, the provisions of the Plan shall be controlling and determinative. Notwithstanding the foregoing, nothing contained in Section 13.10 or 15.2. of the Plan shall be exercised by any person, persons, entity or entities having authority to do the same and contravention of Optionee's rights under this Agreement or so as to cause any diminution in the value or benefit of Optionee's rights or entitlements hereunder. Whenever any provision of the Plan permits or requires any action or the exercise of discretion by the Company, the Board of Directors of the Company, or any committee of the Company or the Board of Directors of the Company, in order to give effect to the provisions of this Agreement under the terms of the Plan, the Company, the Board of Directors and any such committee in approving this Agreement has authorized and approved such action and discretion and hereby agrees to take any such action or exercise any such discretion in such manner so as to fully give effect to the provisions of this Agreement under the Plan.

         12. Successors. This Option Agreement shall be binding upon any successor of the Corporation, in accordance with the terms of this Option Agreement and the Plan.

         13. Severability. If any one or more of the provisions contained in this Option Agreement are invalid, illegal or unenforceable, the other provisions of this Option Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

         14. Notice. Notices and communications under this Option Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Corporation must be addressed to:

                  RARE Hospitality International, Inc.
                  8215 Roswell Road
                  Building 200
                  Atlanta, Georgia 30350
                  Attention:  Chief Financial Officer

or any other address designated by the Corporation in a written notice to the Optionee. Notices to the Optionee will be directed to the address of the Optionee then currently on file with the Corporation, or at any other address given by the Optionee in a written notice to the Corporation.

         IN WITNESS WHEREOF, RARE Hospitality International, Inc., acting by and through its duly authorized officers, has caused this Option Agreement to be executed, and the Optionee has executed this Option Agreement, all as of the day and year first above written.

                                       RARE HOSPITALITY INTERNATIONAL, INC.


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                       OPTIONEE:



                                       ----------------------------------------
                                            Philip J. Hickey, Jr.

                                    EXHIBIT A


                    NOTICE OF EXERCISE OF OPTION TO PURCHASE
                                 COMMON STOCK OF
                      RARE HOSPITALITY INTERNATIONAL, INC.

                                       Name
                                           ------------------------------------
                                       Address:

                                       ----------------------------------------

                                       ----------------------------------------
                                       Date
                                           ------------------------------------


RARE Hospitality International, Inc.
8215 Roswell Road
Building 200
Atlanta, Georgia 30350
Attention: Chief Financial Officer

Re:      Exercise of Non-Qualified Stock Option

         I elect to purchase ______________ shares of Common Stock of RARE Hospitality International, Inc. ("RARE") pursuant to the RARE Hospitality International, Inc. Non-Qualified Stock Option Agreement dated ______________ and the RARE Hospitality International, Inc. 1997 Long-Term Incentive Plan. The purchase will take place on the Exercise Date which will be as soon as practicable following the date this notice and all other necessary forms and payments are received by RARE, unless I specify a later date (not to exceed 30 days following the date of this notice).

         On or before the Exercise Date, I will pay the full exercise price in the form specified below (check one):

         [ ] Cash Only: by delivering a check to RARE Hospitality International, Inc. for $___________.

         [ ] Cash and Shares: by delivering a check to RARE Hospitality International, Inc. for $_________ for the part of the exercise price. I will pay the balance of the exercise price by delivering to RARE a stock certificate with my endorsement for shares of RARE Stock that I have owned for at least six months. If the number of shares of RARE Stock represented by such stock certificate exceeds the number needed to pay the exercise price, RARE will issue me a new stock certificate for the excess.

         [ ] Shares Only: by delivering to RARE a stock certificate with my endorsement for shares of RARE Stock that I have owned for at least six months. If the number of shares of RARE Stock represented by such stock certificate exceeds the number needed to pay the exercise price, RARE will issue me a new stock certificate for the excess.

         [ ]      Cash From Broker: by delivering the purchase price from
                  _______________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System (the "Broker"). I authorize RARE to issue a stock certificate in the number of shares indicated above in the name of the Broker in accordance with instructions received by RARE from the Broker and to deliver such stock certificate directly to the Broker (or to any other party specified in the instructions from the Broker) upon receiving the exercise price from the Broker.

         Please deliver the stock certificate to me (unless I have chosen to pay the purchase price through a broker).

                                       Very truly yours,


                                       ---------------------------------------

AGREED TO AND ACCEPTED:

RARE HOSPITALITY INTERNATIONAL, INC.

By:
   -------------------------------

Title:
      ----------------------------

Number of Option Shares
Exercised:
          ------------------------

Number of Option Shares
Remaining:
          ------------------------

Date:
     -----------------------------

                                    EXHIBIT C


                        INCENTIVE STOCK OPTION AGREEMENT
                                    under the
                      RARE HOSPITALITY INTERNATIONAL, INC.
                    AMENDED AND RESTATED 1992 INCENTIVE PLAN


         This Stock Option Agreement is made as of the ____ day of _______, 1997 by and between RARE HOSPITALITY INTERNATIONAL, INC., a Georgia corporation (hereinafter referred to as the "Corporation"), and PHILIP J. HICKEY, JR., a resident of the State of Georgia (hereinafter referred to as the "Optionee").

         1. Grant of Option. The Corporation hereby grants to the Optionee under the RARE Hospitality International, Inc. Amended and Restated 1992 Incentive Plan (the "Plan"), an Incentive Stock Option to purchase, on the terms and conditions set forth in this agreement (this "Option Agreement"), 24,089 shares of the Corporation's no par value common stock (the "Stock"), at the exercise prices per share set forth below (the "Option"):

                  (a)      9,090 shares at $____ per share;

                  (b)      8,333 shares at $____ per share; and

                  (c)      6,666 shares at $____ per share.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the Plan.

         2. Vesting of Option. Unless the exercisability of the Option is accelerated in accordance with Article 13 of the Plan or as provided in
Section 5 hereof, the Option shall vest (become exercisable) only in cumulative periodic installments as follows:

                  (a) during the first six months following the date of this Agreement, the Option shall be exercisable as to none of the shares subject to the Option;

                  (b) during the period beginning six months after the date of this Agreement and for a period of six months thereafter, the Option shall be exercisable as to one-half of the shares described in paragraph 1(a) above, minus the number of shares, if any, as to which the Option has been previously exercised;

                  (c) during the period beginning one year after the date of this Agreement and for a period of one year thereafter, the Option shall be exercisable as to all of the shares described in paragraph 1(a) above, minus the number of shares, if any, as to which the Option has been previously exercised;

                  (d) during the period beginning two years after the date of this Agreement and for a period of one year thereafter, the Option shall be exercisable with respect to the shares described in paragraphs 1(a) and (b) above, minus the number of shares, if any, as to which the initial option has been previously exercised; and

                  (e) during the period beginning three years after the date of this Agreement and for the remainder of its term, the Option shall be exercisable with respect to all of the shares described in paragraphs 1(a), 1(b) and 1(c) above, minus the number of shares, if any, as to which the Option has been previously exercised.

         3. Period of Option and Limitations on Right to Exercise. The Option will, to the extent not previously exercised, lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Option under the circumstances described in paragraphs (b), (c) and (d) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (b),
(c) and (d) above, it will automatically become a Non-Qualified Stock Option:

                  (a) The Option shall lapse as of 5:00 p.m., Eastern Time, on the day immediately prior to the tenth anniversary of the date of grant (the "Expiration Date").

                  (b) The Option shall lapse three months after the termination of Optionee's employment for any reason other than the Optionee's death or Disability; provided, however, that if the Optionee's employment is terminated by the Corporation for cause or by the Optionee without reason and without the consent of the Corporation, the Option shall lapse immediately.

                  (c) If the Optionee's employment terminates by reason of Disability, the Option shall lapse one year after the date of the Optionee's termination of employment.

                  (d) If the Optionee dies while employed, or during the three-month period described in subsection (b) above or during the one-year period described in subsection (c) above and before the Option otherwise lapses, the Option shall lapse one year after the date of the Optionee's death. Upon the Optionee's death, the Option may be exercised by the Optionee's beneficiary.

         If the Optionee or his beneficiary exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Optionee's termination of employment (including vesting by acceleration in accordance with Article 13 of the Plan and Section 5 hereof ).

         4. Exercise of Option. The Option shall be exercised by written notice directed to the Secretary of the Corporation at the principal executive offices of the Corporation, in substantially the form attached hereto as Exhibit A, or such other form as the Committee may approve. Such written notice shall be accompanied by full payment in cash, shares of Stock previously acquired by the Optionee, or any combination thereof, for the number of shares specified in such written notice; provided, however, that if shares of Stock are used to pay the exercise price, such shares must have been held by the Optionee for at least six months The Fair Market Value of the surrendered Stock as of the date of the exercise shall be determined in valuing Stock used in payment of the exercise price. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws, the Option may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the Option shares and delivers cash sales proceeds to the Corporation in payment of the exercise price. The Committee may, in the exercise of its discretion, but need not, allow the Optionee to pay the exercise price by directing the Corporation to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the exercise price, all as determined pursuant to rules and procedures established by the Committee.

         Subject to the terms of this Option Agreement, the Option may be exercised at any time and without regard to any other option held by the Optionee to purchase stock of the Corporation.

        5.      Acceleration of Exercisability Under Certain Circumstances.

                  (a) In the event that the Optionee's employment by the Corporation shall terminate pursuant to Section 3.1(i) or (ii) of the Employment Agreement dated as of ____________, 1997 by and between the Corporation and the Optionee (the "Employment Agreement"), then any portions of the Option which would have become exercisable within twelve (12) months following the date of such termination, shall, for all purposes of this Option Agreement, be deemed exercisable as of the date of termination of the Optionee's employment.

                  (b) In the event that the Optionee's employment by the Company shall terminate pursuant to clause (iv) of Section 3.1 of the Employment Agreement then the Option shall become fully exercisable with respect to all shares of Stock, other than those with respect to which the Option has previously been exercised.

                  (c) Upon the occurrence of a Change in Control (as defined in Exhibit B attached hereto and incorporated herein), the Option shall become fully exercisable with respect to all shares of Stock, other than those with respect to which the Option has previously been exercised; provided, however, that such acceleration will not occur if, in the opinion of the Corporation's accountants ( a copy of which opinion shall be delivered to Optionee in verification of the applicability of this proviso), such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change In Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in
         Section 7.2(d) of the Plan, the excess Options shall be deemed to be Non-Qualified Stock Options.

         6. Limitation of Rights. The Option does not confer to the Optionee or the Optionee's personal representative any rights of a shareholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with the exercise of the Option. Nothing in this Option Agreement shall interfere with or limit in any way the right of the Corporation or any

Subsidiary to terminate the Optionee's employment at any time, nor confer upon the Optionee any right to continue in the employ of the Corporation or any Subsidiary.

         7. Stock Reserve. The Corporation shall at all times during the term of this Option Agreement reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option Agreement.

         8. Optionee's Covenant. The Optionee hereby agrees to use his best efforts to provide services to the Corporation in a workmanlike manner and to promote the Corporation's interests.

         9. Restrictions on Transfer and Pledge. The Option may not be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Parent or Subsidiary, or be subject to any lien, obligation, or liability of the Optionee to any other party other than the Corporation or a Parent or Subsidiary. The Option is not assignable or transferable by the Optionee other than by will or the laws of descent and distribution. The Option may be exercised during the lifetime of the Optionee only by the Optionee.

         10. Restrictions on Issuance of Shares. If at any time the Board shall determine in its discretion, that listing, registration or qualification of the shares of Stock covered by the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the exercise of the Option, the Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Company shall be responsible for (i) reasonably and promptly pursuing, prosecuting and obtaining any listing, registration, qualification, consent or approval required hereunder on a timely basis in accordance with all applicable laws and (ii) all costs or expenses incurred in connection therewith. Notwithstanding the foregoing, the Company shall cause all shares of Stock acquired by Executive through the exercise of the Option to be registered and freely tradeable, whether by means of the Company's filing of all necessary S-8 registrations or otherwise, by Executive from and after the date Executive exercises such Option; subject to restrictions on sale or transfer of such shares under applicable securities laws by virtue of Executive's position with the Company or ownership of the Company's securities.

         11. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Option Agreement and this Option Agreement shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Option Agreement, the provisions of the Plan shall be controlling and determinative. Whenever any provision of the Plan permits or requires any action or the exercise of discretion by the Company, the Board of Directors of the Company, or any committee of the Company or the Board of Directors of the Company, in order to give effect to the provisions of this Agreement under the terms of the Plan, the Company, the Board of Directors and any such committee in approving this Agreement has authorized and approved such action and discretion and hereby agrees to take any such action or exercise any such discretion in such manner so as to fully give effect to the provisions of this Agreement under the Plan.

         12. Successors. This Option Agreement shall be binding upon any successor of the Corporation, in accordance with the terms of this Option Agreement and the Plan.

         13. Severability. If any one or more of the provisions contained in this Option Agreement are invalid, illegal or unenforceable, the other provisions of this Option Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

         14. Notice. Notices and communications under this Option Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Corporation must be addressed to:

                  RARE Hospitality International, Inc.
                  8215 Roswell Road
                  Building 200
                  Atlanta, Georgia 30350
                  Attention: Chief Financial Officer

or any other address designated by the Corporation in a written notice to the Optionee. Notices to the Optionee will be directed to the address of the Optionee then currently on file with the Corporation, or at any other address given by the Optionee in a written notice to the Corporation.

         15. Interpretation. It is the intent of the parties hereto that the Option qualify for incentive stock option treatment pursuant to, and to the extent permitted by, Section 422 of the Code. All provisions hereof are intended to have, and shall be construed to have, such meanings as are set forth in applicable provisions of the Code and Treasury Regulations to allow the Option to so qualify.

         IN WITNESS WHEREOF, RARE Hospitality International, Inc., acting by and through its duly authorized officers, has caused this Option Agreement to be executed, and the Optionee has executed this Option Agreement, all as of the day and year first above written.

                                       RARE HOSPITALITY INTERNATIONAL, INC.


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------

                                       Title:
                                             ----------------------------------


                                       OPTIONEE:



                                       ----------------------------------------
                                       Philip J. Hickey, Jr.

                                    EXHIBIT A

                    NOTICE OF EXERCISE OF OPTION TO PURCHASE
                                 COMMON STOCK OF
                      RARE HOSPITALITY INTERNATIONAL, INC.

                                       Name
                                           ------------------------------------
                                       Address:

                                       ----------------------------------------

                                       ----------------------------------------
                                       Date
                                           ------------------------------------


RARE Hospitality International, Inc.
8215 Roswell Road
Building 200
Atlanta, Georgia 30350
Attention: Chief Financial Officer

Re:      Exercise of Incentive Stock Option

         I elect to purchase ______________ shares of Common Stock of RARE Hospitality International, Inc. pursuant to the RARE Hospitality International, Inc. Incentive Stock Option Agreement dated ______________ and the RARE Hospitality International, Inc. Amended and Restated 1992 Incentive Plan. The purchase will take place on the Exercise Date which will be as soon as practicable following the date this notice and all other necessary forms and payments are received by RARE, unless I specify a later date (not to exceed 30 days following the date of this notice).

         On or before the Exercise Date, I will pay the full exercise price in the form specified below (check one):

         [ ] Cash Only: by delivering a check to RARE Hospitality International, Inc. for $___________.

         [ ] Cash and Shares: by delivering a check to RARE Hospitality International, Inc. for $_________ for the part of the exercise price. I will pay the balance of the exercise price by delivering to RARE a stock certificate with my endorsement for shares of RARE Stock that I have owned for at least six months. If the number of shares of RARE Stock represented by such stock certificate exceeds the number needed to pay the exercise price, RARE will issue me a new stock certificate for the excess.

         [ ] Shares Only: by delivering to RARE a stock certificate with my endorsement for shares of RARE Stock that I have owned for at least six months. If the number of shares of RARE Stock represented by such stock certificate exceeds the number needed to pay the exercise price, RARE will issue me a new stock certificate for the excess.

         [  ]     Cash From Broker: by delivering the purchase price from
                  _______________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System (the "Broker"). I authorize RARE to issue a stock certificate in the number of shares indicated above in the name of the Broker in accordance with instructions received by RARE from the Broker and to deliver such stock certificate directly to the Broker (or to any other party specified in the instructions from the Broker) upon receiving the exercise price from the Broker.

         Please deliver the stock certificate to me (unless I have chosen to pay the purchase price through a broker).

                                       Very truly yours,



                                       ---------------------------------------

AGREED TO AND ACCEPTED:

RARE HOSPITALITY INTERNATIONAL, INC.

By:
   ---------------------------------

Title:
      ------------------------------

Number of Option Shares
Exercised:
          --------------------------

Number of Option Shares
Remaining:
          --------------------------

Date:
     -------------------------------

                                    EXHIBIT B
                                       TO
                             RARE HOSPITALITY, INC.
                             STOCK OPTION AGREEMENT


     "Change in Control" means and includes each of the following:

         (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the date of this Agreement (the "Effective Date") the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition; or

         (2) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to September 28, 1997 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

                                    (3) Consummation of a reorganization, share
                  exchange, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination; or

                                    (4) approval by the shareholders of the
                  Corporation of a complete liquidation or dissolution of the Corporation.

                                    EXHIBIT D
                                  DEFINITION OF
                                CHANGE IN CONTROL


     "Change in Control" means and includes each of the following:

         (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the date of this Agreement (the "Effective Date") the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition; or

         (2) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to September 28, 1997 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

                                    (3) Consummation of a reorganization, share
                  exchange, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination; or

                                    (4) approval by the shareholders of the
                  Corporation of a complete liquidation or dissolution of the Corporation.

                                    EXHIBIT E


The area within the Metropolitan Statistical Area ("MSA") surrounding each city listed below, as said MSA is determined from time to time by the U. S. Bureau of the Census, or for each city with no MSA within fifty (50) miles of the city limits.

Alabama                                           Florida
         Birmingham                                        Altamonte Springs
         Dothan                                            Boynton Beach
         Mobile                                            Brandon
         Montgomery                                        Coral Springs
                                                           Davie
California                                                 Destin
         San Francisco                                     Ft. Lauderdale
                                                           Ft. Myers
Connecticut                                                Jacksonville Beach
         Manchester                                        Jacksonville
                                                           Jensen Beach
Delaware                                                   Kissimmee
         Newark                                            Lake Mary
                                                           Largo
District of Columbia                                       Merritt Island
                                                           Miami
                                                           Ocala
                                                           Orlando
                                                           Sarasota
                                                           St. Augustine
                                                           St. Petersburg
                                                           Tallahassee
                                                           Tampa

Georgia                                               Maine
         Albany                                                Bangor
         Athens                                                Seakonk
         Atlanta                                               South Portland
         Augusta
         Austell                                      Maryland
         Cartersville                                          Gaithersburg
         Chamblee
         College Park                                 Massachusetts
         Columbus                                              Boston
         Conyers                                               Braintree
         Douglasville                                          Chestnut Hill
         Duluth                                                Peabody
         Gainesville                                           Farmington
         Jonesboro                                             Watertown
         Kennesaw
         Lawrenceville                                Michigan
         Macon                                                 Troy
         Marietta
         Montgomery                                   Minnesota
         Peachtree City                                        Minneapolis
         Rome
         Roswell                                      Missouri
         Savannah                                              Florissant
         Snellville
         Tucker                                       Nevada
         Valdosta                                              Las Vegas

Illinois                                              New Hampshire
         Chicago                                               Newington

Kentucky                                              New York
         Florence                                              Albany
                                                               Poughkeepsie
                                                               Rochester

North Carolina                                        Pennsylvania
         Burlington                                            Philadelphia
         Charlotte
         Concord                                      Rhode Island
         Gastonia                                              Providence
         Greensboro                                            Warwick
         High Point
         Huntersville                                 South Carolina
         Pineville                                             Columbia
Ohio                                                           Greenville
         Cincinnati                                            Hilton Head
         Cleveland                                             Spartanburg
         Columbus
         Cuyahoga Falls                               Tennessee
         Dublin                                                Antioch
         Fairview Park                                         Chattanooga
         Mayfield Heights                                      Hermitage
         Mentor                                                Knoxville
         North Canton                                          Nashville
         Solon                                                 Madison
         Springdale
         Strongsville                                 Texas
                                                               Houston

                                                      Virginia
                                                               Springfield


Executive acknowledges and agrees that the geographical area described above is the area in which Executive will initially perform his services for the Company, and that the area in which such services are performed is intended to expand as the business of the Company grows. Executive and the Company agree that as the geographical area in which the Company conducts its business expands, the list of cities described on this Exhibit E shall be deemed to be amended, from time to time, without any further consent, action or notice on the part of the Company or Executive, to include each additional city in which the Company operates a restaurant or a franchisee of the Company operates a restaurant under the terms of a franchise from the Company. Executive agrees to execute one or more amendments hereto upon the request of the Company from time to time in order to confirm such amended list.

                                    EXHIBIT F

                                  QUESTIONNAIRE

                  Have any of the following events happened to you at any time since December 31, 1987:

                  (NOTE: Answer each question "Yes" or "No." If any answer to parts (a) through (g) is "Yes," give details in part (h). For purposes of this question, the date of the event is the date on which the final order, judgment, or decree was entered, or the date on which any rights of appeal from preliminary orders, judgments, or decrees have lapsed. With respect to bankruptcy petitions, the event date shall be the date of filing for uncontested petitions or the date upon which approval of a contested petition became final.)

                  (a) Has a petition under the federal bankruptcy laws or any state insolvency law been filed by or against, or has a receiver, fiscal agent, or similar officer been appointed by a court for the business or property of (i) you, (ii) any partnership in which you were a general partner at the time of filing or within two years before such filing, or (iii) any corporation or business association of which you were an executive officer at the time of filing or within two years before such filing?

                                Answer: Yes      No  X
                                           -----   -----

                  (b) Have you been convicted in a criminal proceeding, or are you the named subject of a criminal proceeding which is presently pending (excluding traffic violations and other minor offenses)?

                                Answer: Yes      No  X
                                           -----   -----

                  (c) Have you been the subject of any court order, judgment, or decree, not subsequently reversed, suspended, or vacated, permanently or temporarily enjoining you from, or otherwise limiting, the following activities:

                           (i)    acting as a futures commission merchant,
introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director, or employee of any investment company, bank, savings and loan association, or insurance company, or engaging in or continuing any conduct or practice in connection with such activity?

                                Answer: Yes      No  X
                                           -----   -----

                           (ii)   engaging in any type of business practice?

                                Answer: Yes      No  X
                                           -----   -----

                           (iii)  engaging in any activity in connection with
the purchase or sale of any security or commodity or in connection with any violation of Federal or state securities laws or Federal commodities laws?

                                Answer: Yes      No  X
                                           -----   -----

                  (d) Have you been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any Federal or state authority barring, suspending, or otherwise limiting for more than 60 days your right to engage in any of the activities described in (c) above, or to be associated with persons engaged in any such activity?

                                Answer: Yes      No  X
                                           -----   -----

                  (e) Have you been found by a court in a civil action or by the Securities and Exchange Commission to have violated any Federal or state securities law, which judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated, or are you presently the subject of any investigation by the Securities and Exchange Commission which could result in the finding of such a violation?

                                Answer: Yes      No  X
                                           -----   -----

                  (f) Have you been found by a court in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, which judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated, or are you presently the subject of any investigation by the Commodity Futures Trading Commission which could result in the finding of such a violation?

                                Answer: Yes      No  X
                                           -----   -----

                  (g) Are you a party to any legal proceeding (other than one to which the Company or any of its present subsidiaries is a party) in which you are charged with any wrongdoing, misfeasance, or nonfeasance, in connection with your service as a director, officer, or manager of any business, incorporated or unincorporated, or your practice of any profession?

                                Answer: Yes      No  X
                                           -----   -----

                  (h) If your answer to any of the parts of this question is "Yes," give details. If you believe such incident is not material to an evaluation of your ability or integrity, or if there are mitigating circumstances, give details:





                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------